A Leading National Supplier of a Wide Variety of

Components for RVs and Manufactured Homes

EXHIBIT 99.1

Drew Industries Incorporated

(NYSE: DW)

This presentation contains certain “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company’s Common Stock and other matters. Statements in this presentation that are not historical facts are
“forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of
1934 and Section 27A of the Securities Act of 1933.

Forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, expenses, income (loss), cash flow, and financial condition, whenever they occur in this presentation, are necessarily estimates reflecting the best judgment of our senior management at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-
looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.  You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation and in our Form 10-K for the year ended December 31, 2009 and in our subsequent filings with the SEC.

There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to the matters described in this presentation, pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and steel-based components, vinyl, aluminum, glass and ABS resin), availability of credit for financing the retail and wholesale purchase of manufactured homes and recreational vehicles (“RVs”), availability and costs of labor, inventory levels of retail dealers and manufacturers, levels of repossessed manufactured homes and
RVs, the disposition into the market by the Federal Emergency Management Agency (“FEMA”), by sale or otherwise, of
RVs or manufactured homes purchased by FEMA, changes in zoning regulations for manufactured homes, sales declines in the RV or manufactured housing industries, the financial condition of our customers, the financial condition of retail dealers of RVs and manufactured homes, retention of significant customers, interest rates, oil and gasoline prices, and the outcome of litigation. In addition, national and regional economic conditions and consumer confidence affect the retail sale of RVs and manufactured homes.

Forward-Looking Statements

Drew’s Products – Components
for RVs and Manufactured Homes

$546 Million of Sales for the12 Months Ended June 30, 2010

RV Chassis, Slide-outs and Other
Chassis Parts:

$243 million

RV Windows and Doors:

$110 million

Other Products:

$5 million

MH & RV Bath Products:

                      $18 million

Specialty Trailers:

$5 million

RV and MH Axles:

$37 million

MH Chassis and Chassis Parts:

$25 million

MH Windows and Screens:

$57 million

RV Furniture Products:

$46 million

Drew’s Segments – LTM 6/2010

MH = $96 million

18%

RV = $450 million

82%

90+% for towable RVs

Revenues - $546 million

Segment Operating Profit - $52 million

RV = $43 million

83%

MH = $9 million

17%

Supplier to Industry Leaders

Outstanding customer service and national coverage, with 24
production facilities (approximately 2.3 million sq. ft.), make us a key partner with our customers, including:

Cavco (NASDAQ: CVCO)

Champion (privately owned)

Clayton (owned by Berkshire Hathaway)

Palm Harbor (Nasdaq: PHHM)

Skyline (NYSE: SKY)

Forest River (owned by Berkshire Hathaway)

Heartland Recreational Vehicles, LLC (privately owned)

Jayco/Starcraft (privately owned)

Skyline (NYSE: SKY)

Thor  (NYSE: THO)

RV

MH

$100
75
50
25
0
$750
500
250
0
$255
$325
$353
$531
$669
$729
$669
$511
$398
$546
108
171
220
348
448
509
492
368
313
450
147
154
134
183
221
220
177
143
85
96
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM 6/10

(1)

EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 35).

(2)

During 2005 & 2006, the Company experienced a significant increase in business from both its RV and manufactured housing customers arising from the need for emergency housing caused by the Gulf Coast hurricanes.  Sales of hurricane-related products aggregated approximately $40 million, or 6 percent, of consolidated net sales in 2005, and approximately $20 million, or 3 percent, of consolidated sales in 2006.

MH Segment sales(2)

RV Segment sales(2)

EBITDA(1)

Financial Performance

Sales and EBITDA(1) (in millions)

Sales

EBITDA

$180
$150
$120
$90
$60
$30
$0
$20
$10
$0
-$10
124
111
86
47
52
79
97
84
124
144
35
39
39
29
19
22
25
20
22
29
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210

(1)

EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 36).

(2)

The Company’s operations are somewhat seasonal, as sales in the second and third quarters are traditionally stronger than the first and fourth quarters, consistent with the industries which the Company supplies.
However, because increases in RV dealer inventories earlier this year, and the uncertain economic environment, seasonal industry trends may be different than in prior years.

MH Segment sales

RV Segment sales

EBITDA(1)

Financial Performance – Quarterly(2)

Sales and EBITDA(1) (in millions)

Sales

EBITDA

$159

$151

$124

$77

$71

$101

$122

$105

$146

$174

($ in millions)	
2006	$ 1
2007	$ 6
2008	$ 5
2009	$ 9
2010 (projected)	$ 2
Total	**$ 23**

Consolidated more than 35 production facilities into other
existing facilities since 2006, improving operating efficiencies

Cautiously added back $1 million of annualized fixed costs as demand improved.

These facility consolidations, along with reductions in salaried staff, changes in insurance, IT improvements, along with other cost saving measures have saved us:

What Drew Has Done -
Cost Reductions

($ in millions)	Debt	Cash and Investments	Net Cash
12/31/08	$ 9	$ 9	$ -
3/31/09	$ 6	$ 14	$ 8
6/30/09	$ 1	$ 27	$ 26
9/30/09	$ -	$ 47	$ 47
12/31/09	$ -	$ 65	$ 65
3/31/10	$ -	$ 52[(1)]	$ 52[(1)]
6/30/10	$ -	$ 58	$ 58

What Drew Has Done -
Strengthened Balance Sheet

(1)

The Company completed two acquisitions in the first quarter of 2010 which utilized $21 million in cash (see page 15).

New Product	Market Potential
2008 – RV Entry Doors	$ 25 million
2008 – RV Furniture and Mattresses	$ 150 million
2009 – QuickBite™ Coupler	$ 3 - 5 million
2009 – Manufactured Housing ("MH") Entry Doors	$ 25 million
2009 – Focus on MH Replacement Windows	$ 15 - 25 million
2010 – Level-Up™ System for Fifth-Wheel RVs	$ 2 – 4 million
2010 – Wall Slides, Motorhome Leveling Components, and Pop-up Tent Camper Components

What Drew Has Done -
Acquisitions and Growth

Business Strategy

Maximize profitability and return on assets through

Market share growth

New product introductions

Strategic acquisitions

Operational efficiencies

This strategy accomplished through

Outstanding customer service

Motivating management through strong profit incentives

Low cost manufacturing:

Optimizing production efficiencies and implementing stringent cost controls

Facility consolidations and fixed cost reductions

Working capital management

R & D efforts

Disciplined and patient acquisition philosophy

2001-2009 CAGR = 15%
$670
$862
$1,012
$1,281
$1,374
$1,542
$1,697
$1,902
$2,101
$2,207
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM 6/10

Content Per New Towable RV

RV Segment

operating

profit margin       8.7%       10.0%       11.6%       9.7%        9.6%        8.3%       12.2%       6.7%       5.0%        9.6%

See Page 21 for Industry Information

- 90+% of RV Segment sales are for Travel Trailers and
                  Fifth-Wheel RVs

- 100% market share in existing products would yield
                  $3,900 to $4,300 per Towable RV

At industry production levels for the last 12 months ended June 2010, each $100 increase in content adds $19 million in sales for Drew.

2001-2009 CAGR = 10%
$663
$796
$871
$1,281
$1,330
$1,666
$1,611
$1,489
$1,378
$1,462
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM 6/10

100% market share in existing products would yield
$3,600 to $4,000 per home

Content Per New Manufactured Home

MH Segment

operating

profit margin       10.4%   10.7%   10.5%    10.4%  10.3%    8.7%    8.1%   7.2%     3.8%    9.5%

See Page 17 for Industry Information

Acquisition Criteria

Drew is a disciplined and patient acquirer

Gain market share or add products from other suppliers
through asset acquisitions

Complimentary to our core RV (including specialty
trailers) and MH markets

Seek products or technologies that we can expand
through our nationwide customer base and factory
network

Become a more extensive supplier to our customers

New Product Introductions

Began
production of
entry doors
for RVs

Introduce RV
slide-out
mechanisms

Began
Production of
axles for
towable RVs

1997

   2008     2009      2010

2001

2006

2004

2007

ACQUIRE

LIPPERT
COMPONENTS:

Primarily steel chassis
& parts for MH

ACQUIRE

BETTER BATH:

Adding thermo-
formed products

ACQUIRE
HAPPIJAC:

Adding
patented  bed
lifts for RVs

ACQUIRE

EXTREME
ENGINEERING:

Expanding specialty
trailer product line

ACQUIRE
SEATING
TECHNOLOGY:

Adding furniture
for RVs

ACQUIRE COACH
STEP:

Adding electric steps
for motorhomes

ACQUIRE

EQUA FLEX:

Introduced RV
suspension
products

Expand
into steel
chassis for
towable
RVs

ACQUIRE
QUICKBITE TM :

Adding a new
innovative
coupler

Began
production of
entry doors for
MH

ACQUIRE ZIEMAN:

Adding specialty
trailers

ACQUIRE

LEVEL-UP TM:

Leveling
system for
fifth-wheel RVs

ACQUIRE
SCHWINTEK:

Adding wall-slide
mechanism and
leveling devices
for motorhomes

2010 Acquisitions

Schwintek – March 16, 2010:

Purchase price $20 million cash plus earn-out

New wall slide-out design:

Attached to the wall, exerting force near the top and the
bottom of the wall as opposed to bottom only

More space efficient; mechanism inside of wall rather than in the chassis space

Significantly lighter

Minimizes need for user adjustments and reduces potential
warranty issues

Aluminum cylinder for use in leveling devices for
motorhomes

Power roof lift for tent campers

Level-Up TM  System – February 18, 2010:

Purchase price $1 million cash plus earn-out

Innovative six-point leveling system for fifth-wheel RVs

Cost per sq. ft. is $41 for MH vs.
$93 for site-built homes

Average retail price of
$65,100 for a 1,595 sq. ft. MH

9 million manufactured
homes across the U.S.

Improved quality,
appearance and safety

Studies have shown that MHs built since 1995 sustain
no more damage in hurricanes than site-built homes

Industry production was down 87% from 1998 to 2009,
but increased 8% in the first six months of 2010 as
compared to the first six months of 2009.

Manufactured Housing (MH) Market

400
350
300
250
200
150
100
50
0
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
144
123
75
49
37
27
34
52
33
31
30
19
20
61%
64%
229
226
176
144
131
104
97
95
84
65
52
31
32
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
LTM6/10

MH – Industry Production

Single-Section

Multi-Sections

Drew’s MH Sales

65%

70%

75%

$177

78%

80%

74%

72%

63%

  68%

$220

$221

$185

$134

$154

$147

$152

$191

$196

(Units in thousands, Dollars in millions)

373

349

96

82

117

147

131

131

168

193

Industry

Units

Drew

Sales

$142

50

$85

251

63%

52

62%

$96

MH: Favorable Factors

INDUSTRY:

Demand

Demand for quality, affordable housing is likely to increase

Baby boomers retiring in increasing numbers

Dealer and manufacturer inventory levels are reasonable

Financial

Subprime market woes could help MH

Pre-2003, MH was 20+% of Single Family housing starts

In peak "Sub-prime era”, MH was about 8% to 11% of Single Family housing starts

2008 to 2009, MH was about 13% of Single Family housing starts

Availability of financing is still an issue

DREW:

Drew remains profitable in MH Segment: 9.5% operating profit margin for the 12 months ended June 30, 2010

Sales up 35% in the second quarter of 2010, far exceeding
the 17% increase in industry-wide production levels

Increased focus on aftermarket driving sales growth

Added new product line - entry doors in late 2009

92% of industry 2009 unit sales

69% of 2009 wholesale dollar
sales, or $2.8 billion

Retail cost $4,000 to $100,000 per
unit. Average about $23,000

RV Market

8% of industry 2009 unit sales

31% of 2009 wholesale dollar
sales, or $1.3 billion

Retail cost $41,000 to $400,000+
per unit. Average about $121,000

Travel trailer

Fifth-wheel travel trailer

Travel trailer with
expandable ends

Folding camping trailer

Sport utility RV

“Toy Hauler”

Type C Motorhome

Truck camper

TOWABLE RVS (90+% of Drew’s RV Segment revenues)

MOTORHOMES (3% of Drew’s RV Segment revenues)

Type B Motorhome

Type A Motorhome

Shift in U.S. culture toward more RV-related
activities

College and NFL football games

NASCAR events

More active, shorter, environmentally

          friendlier vacations

More economical

family vacations

Typical RV family vacation

is less expensive

Many RVs are “parked” over the long-term as
second homes

How RVs Are Used

500
400
300
200
100
0
$500
$400
$300
$200
$100
$0
155
178
177
157
196
214
254
281
293
262
185
138
191
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010 Proj (1)

90+% of Drew’s RV product sales are for Travel Trailers and 5 th Wheel RVs

(1) Projection for 2010 is the latest published by the RVIA (May 2010). During the first six months of 2010,

      111,600 travel trailer and fifth-wheel RVs were produced.

(Units in thousands, Sales in millions)

Travel Trailers & 5th Wheel

Other Towables

Motorhomes

Drew’s RV Sales

166

257

293

321

300

311

321

370

384

391

353

237

RVs - Industry Wholesale Shipments

Industry

Units

Drew

Sales

230

Recent RV Industry Trends

Due to strong sell-through, industry-wide retail sales exceeded wholesale production for April and May
2010.

Second quarter 2010 retail data includes information for April & May only, as June is not yet available.

All data includes Canada as well as US.

Travel Trailers and 5th Wheel RVs,  Drew’s primary RV market

Year over
Year
Change

-

21%

-

27%

-

33%

-

39%

-

40%

-

34%

-

23%

-

10%

6%

14%

-

8%

-

18%

-

38%

-

63%

-

61%

-

44%

5%

88%

99%

80%

-

100%

-

60%

-

20%

20%

60%

100%

140%

Q108

Q208

Q308

Q408

Q109

Q209

Q309

Q409

Q110

Q210

Retail

Wholesale

RV recovery from recession

Demographic tailwind

Exploring related industries

Affordable housing

The Future

50
45
40
35
30
25
20
15
10
5
0
$3
$5
$8
$14
$18
$28
$26
$27
$44
$12
$6
$21
$22
2000
2001
2002
2003
2004
2005
2006
2007
10/5/07
2008
3/9/09
2009
8/2/10

Stock Price History

Drew has 22 million shares outstanding and a
market capitalization of approximately $485
million as of August 2, 2010

(December 31, unless noted)

($ in millions, except EPS)	2007	Adjusted 2008[(2)]	Adjusted 2009[(2)]	Adjusted LTM 6/30/09[(2)]	Adjusted LTM 6/30/10[(2)]	Adjusted LTM 6/10 vs. LTM 6/09
Net Sales[(1)]	$ 668.6	$ 510.5	$ 397.8	$ 372.4	$ 546.0	47%
Operating Profit (Loss)	$ 66.0	$ 27.8	$ 18.4	$ (3.6)	$ 48.0	
% of Sales	9.9%	5.4%	4.6%	-1.0%	8.8%	
Net Income (Loss)	$ 39.8	$ 16.5	$ 10.8	$ (2.9)	$ 28.8	
Diluted EPS	$ 1.80	$ 0.75	$ 0.50	$ (0.13)	$ 1.30	
EBITDA[(3)]	$ 83.5	$ 44.8	$ 36.9	$ 14.7	$ 65.6	346%

Operating Results

Year Ended December 31, (except as noted)

FINANCIAL PERFORMANCE

(1)

Sales declines in 2008 and 2009 due to reductions in industry-wide shipments of RVs and Manufactured
Homes.

(2)

Excludes certain “extra expenses” recorded by the Company during 2009 and 2008, resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. Also excludes charges for goodwill impairment recorded during the fourth quarter of 2008 and the first quarter of 2009, and charges for executive retirement in the fourth quarter of
2008 (see pages 37 and 38).

(3)

EBITDA is operating profit plus depreciation, amortization and goodwill impairment (see page 35).

($ in millions)	2007	Adjusted 2008 (2)	Adjusted 2009 (2)	Adjusted LTM 6/30/09 (2)	Adjusted LTM 6/30/10 (2)	Adjusted LTM 6/10 vs. LTM 6/09
Net Sales[1]						
RV Segment	$491.8	$ 368.1	$ 312.5	$ 264.0	$ 450.0	70%
MH Segment	$176.8	$ 142.4	$ 85.3	$ 108.4	$ 96.0	-11%
Operating Profit						
RV Segment	$ 60.1	$ 25.4	$ 20.9	$ 2.2	$ 45.6	2018%
MH Segment	$ 14.2	$ 10.7	$ 4.1	$ 4.1	$ 9.4	129%
Operating Profit as a Percentage of Net sales						
RV Segment	12.2%	6.9%	6.7%	0.8%	10.1%	
MH Segment	8.1%	7.5%	4.9%	3.8%	9.7%

Results By Segment

(1)

Sales declines due to reductions in industry-wide shipments of RVs and Manufactured Homes.

(2)

Excludes certain “extra expenses” recorded by the Company during 2009 and 2008, resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries (see pages 39 and 40).

FINANCIAL PERFORMANCE

Year Ended December 31, (except as noted)

($ in millions, except EPS)	Adjusted 2009 [1]	Actual 2010	Change
Net Sales	$100.6	$173.5	73%
Operating Profit	$ 5.4	$ 16.2	202%
% of Sales	5.3%	9.3%	
Net Income	$ 3.3	$ 9.6	193%
Diluted EPS	$ 0.15	$ 0.43	186%

Operating Results

Three Months Ended June 30,

FINANCIAL PERFORMANCE

(1)

Excludes certain “extra expenses” recorded by the Company during the three months ended June 30, 2009, resulting primarily from plant closings and staff reductions.  These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. Also excludes charges for goodwill impairment during the first quarter of
2009 (see page 38).

($ in millions, except EPS)	Adjusted 2009 (1)	Actual 2010	Change
Net Sales	$171.6	$319.7	86%
Operating (Loss)Profit	$ (0.9)	$ 28.6	3182%
% of Sales	-0.5%	9.0%	
Net (Loss)Income	$ (1.0)	$ 16.9	1721%
Diluted EPS	$ (0.05)	$ 0.76	1677%

Operating Results

Six Months Ended June 30,

FINANCIAL PERFORMANCE

(1)

Excludes certain “extra expenses” recorded by the Company during the six months ended
June 30, 2009, resulting primarily from plant closings, staff reductions, increased bad debts, and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. Also excludes charges for goodwill impairment during the first quarter of 2009 (see page 38).

($ in millions)	Adjusted 2009[1]	Actual 2010	Change
Net Sales			
RV Segment	$ 78.9	$ 144.3	83%
MH Segment	$ 21.7	$ 29.2	35%
Operating Profit			
RV Segment	$ 5.2	$ 14.1	170%
MH Segment	$ 1.7	$ 3.7	124%
Operating Profit as a percentage of Net Sales			
RV Segment	6.6%	9.8%	
MH Segment	7.7%	12.8%

Results By Segment

Three Months Ended June 30

FINANCIAL
PERFORMANCE

(1)     Excludes certain “extra expenses” recorded by the Company during the three months ended
June 30, 2009, resulting primarily from plant closings and staff reductions. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries
(see page 40).

($ in millions)	Adjusted 2009[1]	Actual 2010	Change
Net Sales			
RV Segment	$ 131.2	$ 268.6	105%
MH Segment	$ 40.4	$ 51.1	26%
Operating Profit			
RV Segment	$ 2.3	$ 27.0	1074%
MH Segment	$ 0.1	$ 5.3	5366%
Operating Profit as a percentage of Net Sales			
RV Segment	1.8%	10.0%	
MH Segment	0.2%	10.4%

Results By Segment

Six Months Ended June 30,

FINANCIAL
PERFORMANCE

(1)     Excludes certain “extra expenses” recorded by the Company during the six months ended June
30, 2009, resulting primarily from plant closings, staff reductions, increased bad debts, and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries (see page 40).

($ in millions)	12/31/08	12/31/09	6/30/09	6/30/10
Total assets	$311	$288	$271	$351
Total debt	$ 9	$ -	$ 1	$ -
Cash & investments	$ 9	$ 65	$ 27	$ 58
Stockholders' equity	$259	$244	$227	$263
RATIOS				
Days sales in accounts receivable[(1)]	15 days	14 days	18 days	20 days
Inventory turns[(2)]	4.1 turns	4.8 turns	3.5 turns	6.9 turns

Balance Sheet

FINANCIAL
PERFORMANCE

(1) Days sales in accounts receivable is the most recent month’s net sales divided by accounts  receivable, net, at the end of the period.

(2) Inventory turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

12/31/07	12/31/08[2]	12/31/09[3]	6/30/10
Return on Equity	17%	6%	2%	11%
Return on Assets	12%	4%	2%	9%
Total Debt to Equity	0.1	0.0	0.0	0.0
Total Debt to EBITDA[1]	0.3	0.2	0.0	0.0

Financial Strength

(1)

EBITDA is operating profit plus depreciation, amortization and goodwill  impairment (see page 35).

(2)

Excludes a goodwill impairment charge of $5.5 million ($3.4 million after tax).

(3) Excludes a goodwill impairment charge of $45.0 million ($29.4 million after tax).

FINANCIAL
PERFORMANCE

Analyst Coverage

CJS Securities

Torin Eastburn – (914) 287-7600

Thompson Research Group

Kathryn Thompson – (615) 891-6206

Janney Montgomery Scott LLC

Liam D. Burke – (202) 955-4305

Sidoti & Company, LLC

Scott Stember – (212) 453-7017

Avondale Partners, LLC

Bret Jordan – (617) 314-0487

Thank you!

Joseph S. Giordano III

Chief Financial Officer

914-428-9098

joe@drewindustries.com

OR

VISIT OUR WEBSITE:

www.drewindustries.com

For more information contact:

Fredric M. Zinn

President and CEO

914-428-9098

fred@drewindustries.com

($ in millions)*	2001	2002	2003	2004	2005	2006	2007	2008	2009	LTM 6/30/09	LTM 6/30/10
Operating Profit (Loss)	$ 20.3	$ 29.2	$ 34.3	$ 44.0	$ 57.7	$ 55.3	$ 66.0	$ 19.9	$ (35.6)	$ (62.6)	$ 45.1
Depreciation & Amortization	$ 8.4	$ 7.3	$ 7.8	$ 9.3	$ 12.0	$ 15.7	$ 17.6	$ 17.1	$ 18.5	$ 18.3	$ 17.6
Goodwill Impairment	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 5.5	$ 45.0	$ 50.5	$ -
EBITDA	$ 28.7	$ 36.5	$ 42.1	$ 53.3	$ 69.7	$ 71.0	$ 83.5	$ 42.5	$ 27.9	$ 6.2	$ 62.7
Capital Expenditures	$ 8.2	$ 10.5	$ 5.1	$ 27.1	$ 26.1	$ 22.3	$ 8.8	$ 4.2	$ 3.1	$ 2.9	$ 6.5

Reconciliation of Operating
        Profit to EBITDA

FINANCIAL
PERFORMANCE

2008				2009				2010	
($ in millions)	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Operating Profit (Loss)	$ 15.0	$ 15.5	$ 4.5	$ (15.1)	$ (56.3)	$ 4.2	$ 11.3	$ 5.2	$ 12.4	$ 16.2
Depreciation & Amortization	$ 4.1	$ 4.0	$ 4.5	$ 4.5	$ 5.1	$ 4.2	$ 5.1	$ 4.1	$ 4.0	$ 4.5
Goodwill Impairment	$ -	$ -	$ -	$ 5.5	$ 45.0	$ -	$ -	$ -	$ -	$ -
EBITDA	$ 19.1	$ 19.5	$ 9.0	$ (5.1)	$ (6.2)	$ 8.4	$ 16.3	$ 9.3	$ 16.4	$ 20.7

Reconciliation of Operating          Profit
to EBITDA - Quarterly

FINANCIAL
PERFORMANCE

($ in millions)	Year Ended 12/31/08			Year Ended 12/31/09			LTM Ended 6/30/10		
	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted
Net Sales	$ 510.5	$ -	$ 510.5	$ 397.8	$ -	$ 397.8	$ 546.0	$ -	$ 546.0
Cost of Sales	$ 403.0	$ 0.2	$ 402.8	$ 319.1	$ 4.8	$ 314.3	$ 422.4	$ 2.2	$ 420.2
Selling, General and Administrative Expenses	$ 80.1	$ (0.5)	$ 80.6	$ 69.5	$ 4.2	$ 65.3	$ 78.5	$ 0.6	$ 77.8
Goodwill Impairment	$ 5.5	$ 5.5	$ -	$ 45.0	$ 45.0	$ -	$ -	$ -	$ -
Executive Retirement	$ 2.7	$ 2.7	$ -	$ -	$ -	$ -	$ -	$-	$ -
Operating Profit (Loss)	$ 19.9	$ 7.9	$ 27.8	$ (35.6)	$ 54.0	$ 18.4	$ 45.1	$ 2.9	$ 48.0
Operating Profit (Loss) as a % of Sales	3.9%		5.4%	-8.9%		4.6%	8.2%		8.8%
Net Income (Loss)	$ 11.7	$ 4.8	$ 16.5	$ (24.1)	$ 34.9	$ 10.8	$ 27.0	$ 1.8	$ 28.8
Diluted EPS	$ 0.53	$ 0.22	$ 0.75	$ (1.10)	$ 1.60	$ 0.50	$ 1.22	$ 0.08	$ 1.30

Reconciliation of Adjusted
Results to Actual

FINANCIAL
PERFORMANCE

(1)

During 2009 and 2008, the Company recorded “extra” expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. In addition, the Company recorded charges for goodwill impairment during the fourth quarter of 2008 and the first quarter of 2009, and charges for executive retirement in the fourth quarter of 2008.

($ in millions)	Three Months Ended 6/30/09			Six Months Ended 6/30/09			LTM Ended 6/30/09		
	Actual	Adjust [(1)]	Adjusted	Actual	Adjust [(1)]	Adjusted	Actual	Adjust [(1)]	Adjusted
Net Sales	$ 100.6	$ -	$ 100.6	$ 171.6	$ -	$ 171.6	$ 372.4	$ -	$ 372.4
Cost of Sales	$ 80.0	$ -	$ 80.0	$ 145.2	$ 2.6	$ 142.6	$ 311.9	$ 2.8	$ 309.1
Selling, General and Administrative Expenses	$ 16.4	$ 1.2	$ 15.2	$ 33.6	$ 3.5	$ 30.1	$ 70.2	$ 3.0	$ 67.2
Goodwill Impairment	$ -	$ -	$ -	$ 45.0	$ 45.0	$ -	$ 50.5	$ 50.5	$ -
Executive Retirement	$ -	$ -	$ -	$ -	$ -	$ -	$ 2.7	$ 2.7	$ -
Operating Profit (Loss)	$ 4.2	$ 1.2	$ 5.4	$ (52.1)	$ 51.1	$ (0.9)	$ (62.7)	$ 59.0	$ (3.6)
Operating Profit (Loss) as a % of Sales	4.2%		5.3%	-30.3%		-0.5%	-16.9%		-1.0%
Net Income (Loss)	$ 2.6	$ 0.7	$ 3.3	$ (34.1)	$ 33.1	$ (1.0)	$ (40.8)	$ 37.9	$ (2.9)
Diluted EPS	$ 0.12	$ 0.03	$ 0.15	$ (1.58)	$ 1.53	$ (0.05)	$ (1.88)	$ 1.75	$ (0.13)

Reconciliation of Adjusted
Results to Actual

FINANCIAL
PERFORMANCE

(1)

During 2009 and 2008, the Company recorded “extra” expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries. In addition, the Company recorded charges for goodwill impairment during the fourth quarter of 2008 and the first quarter of 2009, and charges for executive retirement in the fourth quarter of 2008.

($ in millions)	Year Ended 12/31/08			Year Ended 12/31/09			LTM Ended 6/30/10		
	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted
Operating Profit									
RV Segment	$ 24.6	$ 0.8	$ 25.4	$ 15.7	$ 5.3	$ 20.9	$ 43.3	$ 2.3	$ 45.6
MH Segment	10.3	0.4	10.7	3.2	0.9	4.1	9.1	0.2	9.4
Total Segment Operating Profit	$ 34.9	$ 1.2	$ 36.1	$ 18.9	$ 6.2	$ 25.1	$ 52.5	$ 2.5	$ 55.0

Reconciliation of Segment Adjusted
Operating Profit to Actual

FINANCIAL
PERFORMANCE

(1)

During 2009 and 2008, the Company recorded “extra” expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries.

See page 41 for a reconciliation of segment actual results to consolidated actual results.

($ in millions)	Three Months Ended 6/30/09			Six Months Ended 6/30/09			LTM Ended 6/30/09		
	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted	Actual	Adjust [1]	Adjusted
Operating Profit (Loss)									
RV Segment	$ 5.1	$ 0.1	$ 5.2	$ (0.7)	$ 3.0	$ 2.3	$ (1.7)	$ 3.8	$ 2.2
MH Segment	$ 1.6	$ 0.1	$ 1.7	$ (0.6)	$ (0.7)	$ 0.1	$ 3.0	$ 1.1	$ 4.1
Total Segment Operating Profit	$ 6.7	$ 0.2	$ 6.9	$ (1.3)	$ 3.7	$ 2.4	$ 1.3	$ 4.9	$ 6.2

Reconciliation of Segment Adjusted
Operating Profit to Actual

FINANCIAL
PERFORMANCE

(1)

During 2009 and 2008, the Company recorded “extra” expenses resulting primarily from plant closings and start-ups, staff reductions and relocations, increased bad debts and obsolete inventory and tooling. These expenses were largely due to the unprecedented conditions in the RV and manufactured housing industries.

See page 41 for a reconciliation of segment actual results to consolidated actual results.

($ in millions)	12 Months Ended				
	2007	2008	2009	6/30/09	6/30/10
Net Sales:					
RV Segment	$ 491.8	$ 368.1	$ 312.5	$ 264.0	$ 450.0
MH Segment	176.8	142.4	85.3	108.4	96.0
Total Net Sales	$ 668.6	$ 510.5	$ 397.8	$ 372.4	$ 546.0
Operating Profit:					
RV Segment	$ 60.1	$ 24.6	$ 15.7	$ (1.7)	$ 43.3
MH Segment	14.2	10.3	3.2	3.0	9.1
Total Segment Operating Profit	74.3	34.9	18.9	1.3	52.5
Corporate	(7.8)	(7.4)	(6.5)	(6.6)	(7.3)
Goodwill Impairment	-	(5.5)	(45.0)	(50.5)	-
Other non-segment items	(0.5)	(2.1)	(2.9)	(6.9)	-
Total Operating Profit	$ 66.0	$ 19.9	$ (35.6)	$ (62.7)	$ 45.1

FINANCIAL PERFORMANCE

Reconciliation of Segment Results
        to Consolidated